SCHEDULE A

List of Funds Covered by the Distribution Agreement

(Amended as of May 11, 2023)

Name

JPMorgan Diversified Return International Equity ETF

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return U.S. Equity ETF

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF

JPMorgan Diversified Return U.S. Small Cap Equity ETF

JPMorgan International Bond Opportunities ETF

JPMorgan Ultra-Short Income ETF

JPMorgan U.S. Dividend ETF

JPMorgan U.S. Minimum Volatility ETF

JPMorgan U.S. Momentum Factor ETF

JPMorgan U.S. Quality Factor ETF

JPMorgan U.S. Value Factor ETF

JPMorgan USD Emerging Markets Sovereign Bond ETF

JPMorgan BetaBuilders Canada ETF

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF

JPMorgan BetaBuilders Europe ETF

JPMorgan BetaBuilders Japan ETF

JPMorgan BetaBuilders MSCI US REIT ETF

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF

JPMorgan Municipal ETF

JPMorgan Ultra-Short Municipal Income ETF

JPMorgan BetaBuilders U.S. Aggregate Bond ETF

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

JPMorgan BetaBuilders U.S. Equity ETF

JPMorgan Core Plus Bond ETF

JPMorgan BetaBuilders International Equity ETF

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

JPMorgan Equity Premium Income ETF

JPMorgan International Growth ETF

JPMorgan BetaBuilders U.S Small Cap Equity ETF

JPMorgan Carbon Transition U.S. Equity ETF

JPMorgan Short Duration Core Plus ETF

JPMorgan ActiveBuilders Emerging Markets Equity ETF

JPMorgan ActiveBuilders International Equity ETF

JPMorgan ActiveBuilders U.S. Large Cap Equity ETF

JPMorgan Income ETF

JPMorgan Active Value ETF

JPMorgan Inflation Managed Bond ETF

JPMorgan International Research Enhanced Equity ETF

Name

JPMorgan Market Expansion Enhanced Equity ETF

JPMorgan Realty Income ETF

JPMorgan Climate Change Solutions ETF

JPMorgan Nasdaq Equity Premium Income ETF

JPMorgan Social Advancement ETF

JPMorgan Sustainable Consumption ETF

JPMorgan Sustainable Infrastructure ETF

JPMorgan Active Growth ETF

JPMorgan Active China ETF

JPMorgan Active Small Cap Value ETF

JPMorgan BetaBuilders Emerging Markets Equity ETF

JPMorgan BetaBuilders U.S. Growth ETF

JPMorgan BetaBuilders U.S. Value ETF

JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF

JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF

JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF

JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF

JPMorgan High Yield Municipal ETF

JPMorgan Sustainable Municipal Income ETF

JPMorgan Limited Duration Bond ETF

JPMorgan Equity Focus ETF

JPMorgan Healthcare Leaders ETF

JPMorgan U.S. Tech Leaders ETF

JPMorgan International Value ETF

JPMorgan Global Select Equity ETF

(signatures on following page)

J.P. MORGAN EXCHANGE-TRADED FUND TRUST

By:
Name:
Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:
Name:
Title: